Exhibit 10.1

EXCHANGE AGREEMENT

EXCHANGE AGREEMENT (this “Agreement”), dated as of May 4, 2016, among (i) CLAIRE’S STORES, INC., a Florida corporation (the “Company”), (ii) the Guarantors named on the signature pages hereto (collectively, the “Guarantors”) and (iii) and the investors listed on Schedule 1 hereto (collectively, the “Institutional Investors”).

W I T N E S S E T H :

WHEREAS, there are outstanding $259.6 million aggregate principal amount of the Company’s 10.50% Senior Subordinated Notes due 2017, guaranteed by the Guarantors (the “Existing Notes”); and

WHEREAS, the Institutional Investors beneficially own a total of $155,621,000 aggregate principal amount of the Existing Notes in the individual amounts set forth on Schedule 1 hereto; and

WHEREAS, the Company and each Institutional Investor desire to exchange (i) the Existing Notes held by the Institutional Investors for (ii) $155,621,000 aggregate principal amount of the Company’s newly issued 10.50% PIK Senior Subordinated Notes due 2017, guaranteed by the Guarantors (the “New Notes”); and

WHEREAS, Apollo Investment Fund VI, L.P. is concurrently exchanging $18,779,000 aggregate principal amount of Existing Notes for $18,779,000 aggregate principal amount of New Notes on substantially similar terms pursuant to a separate exchange agreement; and

WHEREAS, it is intended that the exchange of Existing Notes for New Notes be characterized for U.S. federal, state and local tax purposes, consistent with Section 1.1001-3 of the Treasury Regulations, as a modification of the Existing Notes that does not result in an exchange for purposes of Section 1.1001-1(a) of the Treasury Regulations; and

WHEREAS, the New Notes will be issued pursuant to an indenture to be dated as of May 4, 2016, between the Company, the Guarantors and The Bank of New York Mellon Trust Company, N.A., as Trustee, substantially in the form annexed hereto as Exhibit A (the “New Indenture”);

NOW THEREFORE, in consideration of the premises hereof and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

I.	EXCHANGE AND PURCHASE OF SECURITIES

1.1	Exchange of Securities.

(a) Simultaneously with the execution of this Agreement (the “Closing Date”), subject to the terms and conditions hereof, each Institutional Investor shall sell, assign, transfer and deliver to the Company, and the Company shall purchase and acquire from such Institutional Investor, the aggregate principal amount of the Existing Notes set forth opposite the name of such Institutional Investor on Schedule 1 hereto, in exchange for delivery by the Company to such Institutional Investor of New Notes in the aggregate principal amount set forth opposite the name of such Institutional Investor on Schedule 1 hereto.

(b) Each of the parties hereto covenants and agreed that, unless required by applicable law, for U.S. federal, state and local income tax purposes, it will not treat or report the exchange of Existing Notes for New Notes pursuant hereto as an exchange for purposes of Section 1.1001-1(a) of the Treasury Regulations.

II.	CLOSING

2.1 Deliveries. On the Closing Date:

(a) each Institutional Investor will cause to be transferred to the Company, or otherwise in accordance with the instructions of the Company, the Existing Notes held by such Institutional Investor; and

(b) the Company shall issue and deliver in accordance with the instructions of each Institutional Investor, the aggregate principal amount of New Notes to which such Institutional Investor is entitled.

III.	CERTAIN REPRESENTATIONS AND COVENANTS OF INSTITUTIONAL INVESTORS

3.1 Representations. Each Institutional Investor, severally and not jointly, represents to the Company that such person is acquiring New Notes solely for such person’s own account and not as a nominee or agent for any other person and not with a view to, or for sale in connection with, any distribution thereof (within the meaning of the Securities Act of 1933, as amended (the “Securities Act”)), that would be in violation of the securities laws of the United States of America or any state thereof, without prejudice, however, to such Institutional Investor’s right at all times to sell or otherwise dispose of any part of such New Notes in accordance with the terms thereof and applicable law.

Each Institutional Investor, severally and not jointly, further represents to the Company that it: (i) is knowledgeable, sophisticated and experienced in business and financial matters; (ii) is able to bear the economic risk of such person’s investment in the New Notes; (iii) is an “accredited investor” (as such term is defined in Rule 501(a) of Regulation D under the Securities Act); (iv) understands that the New Notes are being issued pursuant to an exemption from registration under the Securities Act and that subsequent transfers of the New Notes are subject to limitations under the Securities Act; and (v) has been afforded access to information about the Company and its subsidiaries and their financial condition, results, operations, businesses, properties, management and prospects and the opportunity to ask such questions as it has deemed necessary of, and receive answers from, representatives of the Company and its subsidiaries concerning the terms and conditions of, and the merits and risks of investing in, the New Notes.

3.2 Ownership. Each Institutional Investor, severally and not jointly, represents that it has all requisite power and authority to enter into and perform all its obligations under this Agreement and to carry out the transactions contemplated hereby and that it is the lawful beneficial owner of the Existing Notes set forth opposite its name on Schedule 1 hereto, free of all liens, claims and encumbrances.

3.3 Authorization. Each Institutional Investor, severally and not jointly, represents that it has taken all actions necessary to authorize it to enter into and perform its obligations under this Agreement and to consummate the transactions contemplated hereby and thereby and that this Agreement is a valid and binding obligation of it, enforceable in accordance with its terms, except for the effect of bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting the rights of creditors generally and limitations imposed by federal or state law or equitable principles upon the specific enforceability of any of the remedies, covenants or other provisions thereof, and upon the availability of injunctive relief or other equitable remedies.

3.4 No Conflicts. Each Institutional Investor, severally and not jointly, represents that neither the execution or delivery of this Agreement, nor the consummation of the transactions contemplated hereby will:

(a) violate any provision of its organizational documents; or

(b) violate any statute or law or any judgment, decree, order, regulation or rule of any court or governmental authority to which it may be subject.

IV.	REPRESENTATIONS AND WARRANTIES OF THE COMPANY

The Company and each Guarantor, jointly and severally, represent and warrant to each of the Institutional Investors as follows:

4.1 Due Organization, etc. The Company and each Guarantor are corporations or limited liability companies duly organized, validly existing and in good standing under the laws of their jurisdiction of incorporation or formation and have all requisite power and authority to own or lease and operate their properties and carry on their business as now conducted. The Company and each Guarantor have all requisite power and authority to enter into and perform all their obligations under this Agreement, the New Indenture and the New Notes (the “Transaction Documents”) and to carry out the transactions contemplated hereby and thereby.

4.2 Authorization. The Company and each Guarantor have taken all actions necessary to authorize them to enter into and perform their obligations under the Transaction Documents and to consummate the transactions contemplated hereby and thereby. This Agreement is, and the New Indenture and the New Notes will be, valid and binding obligations of the Company and each Guarantor, enforceable in accordance with their terms, except for the effect of bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting the rights of creditors generally and limitations imposed by federal or state law or equitable principles upon the specific enforceability of any of the remedies, covenants or other provisions thereof, and upon the availability of injunctive relief or other equitable remedies.

4.3 No Conflicts. Neither the execution or delivery of the Transaction Documents, nor the issuance and delivery of the New Notes, nor the consummation of the transactions contemplated hereby or thereby will:

(a) violate any provision of the organizational documents of the Company or any of the Guarantors;

(b) violate any statute or law or any judgment, decree, order, regulation or rule of any court or governmental authority to which the Company or any Guarantor or any of their respective properties may be subject; or

(c) cause the acceleration of the maturity of, violate, be in conflict with, constitute a default under, permit the termination of, require the consent of any person under or result in the creation of any lien upon any property of any of the Company or any Guarantor under any agreement relating to indebtedness for borrowed money to which any of the Company or any Guarantor is a party or by which any thereof (or their respective properties) may be bound (i) other than required consents, all of which have been obtained on or before the Closing Date, and (ii) other than as would not have a material adverse effect on the Company and its subsidiaries taken as a whole.

4.4 Investment Representations.

(a) None of the Company, any of its subsidiaries, or to the knowledge of the Company, any of its affiliates, or any person acting on its behalf, has engaged in any form of “general solicitation” or “general advertising” (as those terms are used in Regulation D as promulgated under the Securities Act) or in any manner involving a public offering within the meaning of Section 4(a)(2) of the Securities Act in connection with the exchange of the New Notes.

(b) None of the Company, any of its subsidiaries, any of its affiliates, or any person acting on its behalf, has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would require registration of the exchange of the New Notes under the Securities Act, whether through integration with prior offerings or otherwise.

(c) Assuming the accuracy of the representations and warranties made by the Institutional Investors set forth in Article III hereto, it is not necessary in connection with the exchange and delivery of the New Notes in the manner contemplated by this Agreement to register the offer, issuance or sale of any of the New Notes under the Securities Act and such offer, issuance or sale does not require the New Indenture to be qualified under the Trust Indenture Act of 1939, as amended.

V.	COVENANTS OF THE COMPANY

5.1 Furnishing of Information. At any time when the Company is not subject to Section 13 or 15(d) of the Securities and Exchange Act of 1934, as amended, the Company will promptly furnish or cause to be furnished upon request to the Institutional Investors and prospective purchasers of the New Notes, to such holders and purchasers, copies of the information required to be delivered to holders and prospective purchasers of the New Notes pursuant to Rule 144A(d)(4) (or any successor provision thereto) to the extent necessary to permit compliance with Rule 144A in connection with resales by such holders of the New Notes unless already on file via the Securities and Exchange Commission’s Electronic Data Gathering, Analysis and Retrieval System (“EDGAR”). The Company will pay the expenses of printing and distributing to the Institutional Investors all such documents.

VI.	MISCELLANEOUS

6.1 Notices. All notices and communications provided for herein shall be in writing and shall be delivered personally against written receipt or sent by registered or certified mail, return receipt requested, postage prepaid, to the person to whom it is directed, and shall be deemed given when received. Notices shall be directed:

(a) if to the Company or a Guarantor, to such person at:

Claire’s Stores, Inc.

2400 West Central Road

Hoffman Estates, IL 60192

Attention: Chief Financial Officer

(b) if to an Institutional Investor, to such person at the address set forth on Schedule 1 hereto;

or at such other address as a party shall have specified by notice in writing, in the case of the Company or the Guarantors, to the Institutional Investors, and in the case of an Institutional Investor, to the Company and the Guarantors.

6.2 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to any conflict of law principles that might require the application of the laws of another jurisdiction.

6.3 Amendments, etc. This Agreement may not be modified or amended, and no provision hereof may be waived, except by an instrument in writing signed by the parties hereto to be charged.

6.4 Assignments. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

6.5 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties have executed this agreement as of the date first above written.

CLAIRE’S STORES, INC.

By:	/s/ J. Per Brodin
	Name:	J. Per Brodin
	Title:	Executive Vice President and Chief Financial Officer

BMS DISTRIBUTING CORP. as Guarantor

By:	/s/ J. Per Brodin
	Name:	J. Per Brodin
	Title:	Executive Vice President and Chief Financial Officer

CBI DISTRIBUTING CORP. as Guarantor

By:	/s/ J. Per Brodin
	Name:	J. Per Brodin
	Title:	Executive Vice President and Chief Financial Officer

CLAIRE’S BOUTIQUES, INC. as Guarantor

By:	/s/ J. Per Brodin
	Name:	J. Per Brodin
	Title:	Executive Vice President and Chief Financial Officer

CLAIRE’S CANADA CORP. as Guarantor

By:	/s/ J. Per Brodin
	Name:	J. Per Brodin
	Title:	Executive Vice President and Chief Financial Officer

[Signature Page to Exchange Agreement]

CLAIRE’S PUERTO RICO CORP.
as Guarantor

By:	/s/ J. Per Brodin
	Name:	J. Per Brodin
	Title:	Executive Vice President and Chief Financial Officer

CSI CANADA LLC as Guarantor

By:	/s/ J. Per Brodin
	Name:	J. Per Brodin
	Title:	Manager

[Signature Page to Exchange Agreement]

AAA CO-INVEST VI BC, LTD.

By:	/s/ Laurie D. Medley
Name: Laurie D. Medley
Title: Director

AAA CO-INVEST VI (EHS-BC), LLC

By:	/s/ Laurie D. Medley
Name: Laurie D. Medley
Title: Vice President

APOLLO OVERSEAS PARTNERS (DELAWARE 892) VI, L.P.

By:	Apollo Advisors VI, L.P., its general partner

By:	Apollo Capital Management VI, LLC, its general partner

By:	/s/ Laurie D. Medley
Name: Laurie D. Medley
Title: Vice President

APOLLO OVERSEAS PARTNERS (GERMANY) VI, L.P.

By:	Apollo Advisors VI, L.P., its managing general partner

By:	Apollo Capital Management VI, LLC, its general partner

By:	/s/ Laurie D. Medley
Name: Laurie D. Medley
Title: Vice President

[Signature Page to Exchange Agreement]

APOLLO OVERSEAS PARTNERS VI, L.P.

By:	Apollo Advisors VI, L.P., its managing general partner

By:	Apollo Capital Management VI, LLC, its general partner

By:	/s/ Laurie D. Medley
Name: Laurie D. Medley
Title: Vice President

APOLLO OVERSEAS PARTNERS (DELAWARE) VI, L.P.

By:	Apollo Advisors VI, L.P., its general partner

By:	Apollo Capital Management VI, LLC, its general partner

By:	/s/ Laurie D. Medley
Name: Laurie D. Medley
Title: Vice President

EURO VI (BC) S.À R.L.

By:	/s/ Shari Verschell
Name: Shari Verschell
Title: Class A Manager

By:	/s/ Laurent Ricci
Name: Laurent Ricci
Title: Class B Manager

[Signature Page to Exchange Agreement]

Schedule 1

Institutional Investor	Existing Notes	New Notes
(Name and Address)
AAA Co-Invest VI BC, LTD. c/o Apollo International Management, L.P. 9 West 57th Street New York, NY 10019	$4,489,000.00	$4,489,000.00
AAA Co-Invest VI (EHS-BC), LLC c/o Apollo International Management, L.P. 9 West 57th Street New York, NY 10019	$2,375,000.00	$2,375,000.00
Apollo Overseas Partners (Delaware 892) VI, L.P. c/o Apollo Management VI, L.P. 9 West 57th Street New York, NY 10019	$5,268,000.00	$5,268,000.00
Apollo Overseas Partners (Germany) VI, L.P. c/o Apollo Management VI, L.P. 9 West 57th Street New York, NY 10019	$88,000.00	$88,000.00
Apollo Overseas Partners VI, L.P. c/o Apollo Management VI, L.P. 9 West 57th Street New York, NY 10019	$5,162,000.00	$5,162,000.00
Apollo Overseas Partners (Delaware) VI, L.P. c/o Apollo Management VI, L.P. 9 West 57th Street New York, NY 10019	$2,139,000.00	$2,139,000.00
Euro VI (BC) S.à r.l. c/o Apollo Management VI, L.P. 9 West 57th Street New York, NY 10019	$136,100,000.00	$136,100,000.00

Total	$155,621,000.00	$155,621,000.00

Exhibit A

Form of New Indenture